Exhibit 99.2

BANKFINANCIAL CORPORATION
SECOND QUARTER 2018
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018		2017
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	1.18%	0.90%	0.24%	0.88%	0.64%
Return on equity (ratio of net income to average equity) (1)	9.39	7.13	1.97	7.07	5.08
Net interest rate spread (1)	3.31	3.38	3.26	3.10	3.10
Net interest margin (1)	3.49	3.53	3.41	3.23	3.22
Efficiency ratio	63.55	68.40	62.37	72.19	69.62
Noninterest expense to average total assets (1)	2.61	2.52	2.28	2.51	2.38
Average interest–earning assets to average interest–bearing liabilities	133.62	132.29	131.68	131.23	131.33
Number of full service offices	19	19	19	19	19
Employees (full time equivalents) (2)	250	237	236	238	247

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$11,738	$10,613	$13,572	$10,620	$9,835
Interest-bearing deposits in other financial institutions	80,457	81,963	114,020	115,041	71,771
Securities, at fair value	112,452	102,661	93,383	98,787	109,762
Loans receivable, net	1,287,823	1,277,553	1,314,651	1,335,631	1,335,835
Other real estate owned, net	1,187	1,802	2,351	3,569	4,896
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	8,311	8,290	8,290	8,290	8,290
Premises held-for-sale	—	5,581	5,667	—	—
Premises and equipment, net	24,441	24,628	24,856	30,774	30,889
Intangible assets	143	164	286	408	531
Bank owned life insurance	18,746	22,925	22,859	22,790	22,723
Deferred taxes	10,199	11,363	12,563	20,214	20,676
Other assets	12,001	12,386	13,060	8,145	8,210
Total assets	$1,567,498	$1,559,929	$1,625,558	$1,654,269	$1,623,418

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,295,853	$1,278,007	$1,340,051	$1,371,089	$1,347,887
Borrowings	50,901	60,983	60,768	60,928	50,877
Other liabilities	26,516	22,587	27,105	22,474	24,592
Total liabilities	1,373,270	1,361,577	1,427,924	1,454,491	1,423,356
Stockholders’ equity	194,228	198,352	197,634	199,778	200,062
Total liabilities and stockholders’ equity	$1,567,498	$1,559,929	$1,625,558	$1,654,269	$1,623,418
(1)Annualized

(2)	Second quarter 2018 and 2017 full time equivalents employees include summer interns. These employees typically work from May through August.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018		2017
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$15,020	$14,748	$15,047	$14,121	$13,649
Total interest expense	2,039	1,727	1,742	1,615	1,456
Net interest income before provision (recovery)	12,981	13,021	13,305	12,506	12,193
Provision for (recovery of) loan losses	23	(258)	(72)	(225)	49
Net interest income	12,958	13,279	13,377	12,731	12,144
Noninterest income	3,094	1,539	1,634	1,623	1,607
Noninterest expense	10,215	9,959	9,318	10,200	9,607
Income before income tax	5,837	4,859	5,693	4,154	4,144
Income tax expense (1)	1,207	1,300	4,702	594	1,572
Net income	$4,630	$3,559	$991	$3,560	$2,572
Basic earnings per common share	$0.26	$0.20	$0.06	$0.20	$0.14
Diluted earnings per common share	$0.26	$0.20	$0.06	$0.20	$0.14

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$989	$978	$989	$1,018	$996
Loan fee income	90	70	114	89	63
Commercial mortgage brokerage fees	85	41	—	—	—
Residential mortgage banking fees	24	30	43	41	87
Loss on sales of equity securities	(14)	—	—	—	—
Gain on disposition of premises and equipment	93	—	—	—	—
Trust insurance commissions and annuities income	250	213	267	210	245
Earnings on bank owned life insurance	45	66	69	67	66
Bank-owned life insurance death benefit	1,389	—	—	—	—
Other	143	141	152	198	150
Total noninterest income	$3,094	$1,539	$1,634	$1,623	$1,607

Noninterest Expense
Compensation and benefits	$5,790	$5,322	$4,975	$5,330	$5,110
Office occupancy and equipment	1,662	1,731	1,709	1,693	1,599
Advertising and public relations	274	143	197	167	259
Information technology	708	641	673	638	679
Supplies, telephone, and postage	396	333	339	337	358
Amortization of intangibles	21	122	122	123	122
Nonperforming asset management	51	202	125	84	27
Loss (gain) on sales of other real estate owned	47	21	(55)	69	15
Valuation adjustments of other real estate owned	1	25	32	227	54
Operations of other real estate owned	87	115	85	107	176
FDIC insurance premiums	104	119	125	150	125
Other	1,074	1,185	991	1,275	1,083
Total noninterest expense	$10,215	$9,959	$9,318	$10,200	$9,607
(1)    2017 Q4 income tax expense includes valuation of $2.5 million related to Tax Cuts and Jobs Act of 2017.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018		2017
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate	$84,048	$92,056	$97,814	$105,186	$115,659
Multi–family mortgage	571,886	578,144	588,383	576,425	555,691
Nonresidential real estate	155,627	163,856	169,971	176,301	177,436
Construction and land	1,316	1,328	1,358	2,827	2,265
Commercial loans	163,925	162,564	152,552	147,079	129,200
Commercial leases	316,555	285,222	310,076	333,120	360,397
Consumer	1,469	1,494	1,597	1,747	1,829
	1,294,826	1,284,664	1,321,751	1,342,685	1,342,477
Net deferred loan origination costs	1,176	1,230	1,266	1,320	1,480
Allowance for loan losses	(8,179)	(8,341)	(8,366)	(8,374)	(8,122)
Loans, net	$1,287,823	$1,277,553	$1,314,651	$1,335,631	$1,335,835

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$987	$964	$1,103	$1,654	$1,708
Multi–family mortgage	21,838	14,339	26,830	40,695	22,938
Nonresidential real estate	1,310	2,011	2,311	2,462	1,577
Construction and land	—	—	—	646	936
Commercial loans	164,048	150,804	100,667	90,617	104,571
Commercial leases	77,744	20,771	42,700	27,199	46,821
Consumer	672	584	781	1,002	591
	$266,599	$189,473	$174,392	$164,275	$179,142
Weighted average rate	5.62%	5.61%	5.12%	4.77%	4.96%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$8,959	$6,453	$7,611	$11,931	$7,528
Multi–family mortgage	27,911	24,524	14,998	19,966	16,351
Nonresidential real estate	9,499	8,148	9,577	3,658	3,954
Construction and land	15	31	31	67	25
Commercial loans	162,544	140,449	94,996	71,481	79,141
Commercial leases	47,417	45,790	65,707	57,061	49,970
Consumer	704	631	732	1,159	611
	$257,049	$226,026	$193,652	$165,323	$157,580
Weighted average rate	5.28%	4.97%	4.67%	4.30%	4.39%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018		2017
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$1,538	$1,589	$2,027	$2,234	$2,585
Multi–family mortgage	92	369	363	371	371
Consumer loans	6	—	—	—	—
Nonaccrual loans	1,636	1,958	2,390	2,605	2,956

Other real estate owned:
One–to–four family residential real estate	833	935	827	1,748	1,946
Multi–family real estate	276	—	—	—	357
Nonresidential real estate	74	863	1,520	1,551	1,736
Land	4	4	4	270	857
Other real estate owned	1,187	1,802	2,351	3,569	4,896

Nonperforming assets	$2,823	$3,760	$4,741	$6,174	$7,852

Asset Quality Ratios
Nonperforming assets to total assets	0.18%	0.24%	0.29%	0.37%	0.48%
Nonperforming loans to total loans	0.13	0.15	0.18	0.19	0.22
Nonperforming commercial-related loans to total commercial-related loans (1)	0.01	0.03	0.03	0.03	0.03
Nonperforming residential and consumer loans to total residential and consumer loans	1.81	1.70	2.04	2.09	2.20
Allowance for loan losses to nonperforming loans	499.94	426.00	350.04	321.46	274.76

Concentrations of Credit
Commercial Real Estate for FFIEC Concentration Limits	$694,555	$706,488	$721,587	$723,797	$702,476
% FFIEC Total Capital	378.45%	370.18%	382.64%	392.91%	386.32%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$299,138	$353,686	$365,713	$330,181	$309,867
% FFIEC Total Capital	162.99%	185.32%	193.93%	179.24%	170.41%

Commercial Leases - Investment Grade	$197,746	$186,052	$207,460	$230,931	$255,375
Commercial Leases - Other	118,809	99,170	102,616	102,189	105,022

(1)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans and Leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018		2017
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$295	$362	$295	$297	$364
Multi–family mortgage	218	222	225	480	487
Nonresidential real estate	100	149	154	162	106
Commercial loans	3,820	2,258	2,248	982	1,007
Consumer	1	—	—	—	6
	$4,434	$2,991	$2,922	$1,921	$1,970

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,341	$8,366	$8,374	$8,122	$7,971
Charge offs:
One–to–four family residential real estate	(33)	(97)	(36)	(89)	(22)
Multi–family mortgage	(35)	—	—	(7)	—
Commercial loans	(140)	—	—	—	—
Consumer	(1)	—	(3)	(7)	—
	(209)	(97)	(39)	(103)	(22)
Recoveries:
One–to–four family residential real estate	6	99	45	15	79
Multi–family mortgage	10	8	8	11	40
Nonresidential real estate	—	—	7	10	—
Commercial loans	2	223	42	542	5
Commercial leases	5	—	—	2	—
Consumer	1	—	1	—	—
	24	330	103	580	124
Net (charge–offs) recoveries	(185)	233	64	477	102
Provision for (recovery of ) loan losses	23	(258)	(72)	(225)	49
Ending balance	$8,179	$8,341	$8,366	$8,374	$8,122

Allowance for loan losses to total loans	0.63%	0.65%	0.63%	0.62%	0.61%
Net (charge–off) recovery ratio (1)	(0.06)	0.07	0.02	0.14	0.03

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018		2017
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$229,717	$232,593	$234,354	$231,049	$229,921
Interest–bearing NOW accounts	281,603	283,311	289,657	283,411	286,400
Money market accounts	281,493	290,575	299,581	301,905	305,300
Savings deposits	158,731	160,093	160,501	158,696	160,544
Certificates of deposits - retail	251,974	232,910	224,401	219,478	222,744
Certificates of deposits - wholesale	92,335	78,525	131,557	176,550	142,978
	$1,295,853	$1,278,007	$1,340,051	$1,371,089	$1,347,887

SELECTED AVERAGE BALANCES
Total average assets	$1,565,996	$1,581,833	$1,637,309	$1,624,437	$1,612,121
Total average interest–earning assets	1,492,824	1,496,682	1,549,746	1,535,843	1,519,573
Average loans	1,291,339	1,294,387	1,330,276	1,331,302	1,318,473
Average securities	107,384	103,928	95,065	108,050	109,454
Average stock in FHLB & FRB	8,411	8,289	8,290	8,290	8,250
Average other interest–earning assets	85,690	90,078	116,115	88,201	83,396
Total average interest–bearing liabilities	1,117,188	1,131,372	1,176,898	1,170,322	1,157,060
Average interest–bearing deposits	1,055,228	1,070,635	1,116,057	1,112,210	1,105,881
Average borrowings	61,960	60,737	60,841	58,112	51,179
Average stockholders’ equity	197,314	199,672	201,604	201,420	202,360

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.04%	4.00%	3.85%	3.65%	3.60%
Average loans	4.34	4.33	4.22	3.98	3.94
Average securities	2.04	1.81	1.58	1.43	1.31
Average other interest–earning assets	1.81	1.62	1.60	1.29	1.13
Total average interest–bearing liabilities	0.73	0.62	0.59	0.55	0.50
Average interest–bearing deposits	0.70	0.58	0.55	0.51	0.47
Average borrowings	1.36	1.35	1.35	1.34	1.19
Net interest rate spread	3.31	3.38	3.26	3.10	3.10
Net interest margin	3.49	3.53	3.41	3.23	3.22
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018		2017
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.39%	12.72%	12.16%	12.08%	12.32%
Tangible equity to tangible total assets (end of period)	12.38	12.71	12.14	12.05	12.29
Risk–based total capital ratio	16.73	17.72	17.06	16.43	16.29
Common Tier 1 (CET1)	16.02	16.98	16.33	15.71	15.59
Risk–based tier 1 capital ratio	16.02	16.98	16.33	15.71	15.59
Tier 1 leverage ratio	11.93	12.03	11.49	11.36	11.42
Tier 1 capital	$185,836	$189,152	$187,005	$182,683	$182,088
BankFinancial, NA
Risk–based total capital ratio	15.83%	17.13%	16.48%	15.85%	15.57%
Common Tier 1 (CET1)	15.12	16.38	15.74	15.13	14.88
Risk–based tier 1 capital ratio	15.12	16.38	15.74	15.13	14.88
Tier 1 leverage ratio	11.26	11.60	11.08	10.94	10.89
Tier 1 capital	$175,349	$182,464	$180,216	$175,838	$173,717

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$17.65	$16.98	$15.34	$15.89	$14.92
High	18.62	17.20	17.00	16.89	15.31
Low	15.07	15.07	14.79	14.66	13.43
Common shares outstanding	17,461,088	17,877,223	17,958,723	18,063,623	18,229,860
Book value per share	$11.12	$11.10	$11.00	$11.06	$10.97
Tangible book value per share	$11.12	$11.09	$10.99	$11.04	$10.95
Cash dividends declared on common stock	$0.09	$0.08	$0.08	$0.07	$0.07
Dividend payout ratio	34.20%	40.35%	145.59%	35.69%	49.94%
Stock repurchases	$7,167	$1,323	$1,671	$2,581	$3,188
Stock repurchases – shares	415,889	81,500	104,900	166,237	216,391

EARNINGS PER SHARE COMPUTATIONS
Net income	$4,630	$3,559	$991	$3,560	$2,572
Average common shares outstanding	17,634,190	17,931,579	18,017,708	18,140,599	18,330,972
Unvested restricted stock shares	(375)	(940)	(940)	(940)	(940)
Weighted average common shares outstanding	17,633,815	17,930,639	18,016,768	18,139,659	18,330,032
Plus: Dilutive common shares equivalents	—	461	461	450	423
Weighted average dilutive common shares outstanding	17,633,815	17,931,100	18,017,229	18,140,109	18,330,455
Basic earnings per common share	$0.26	$0.20	$0.06	$0.20	$0.14
Diluted earnings per common share	$0.26	$0.20	$0.06	$0.20	$0.14

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from adjusted operations and pre–tax pre–provision earnings from adjusted operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our adjusted operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2018	2017	2018	2017
Pre–tax pre–provision earnings from adjusted operations
Income before income taxes	$5,837	$4,144	$10,696	$6,347
Provision for (recovery of) loan losses	23	49	(235)	210
	5,860	4,193	10,461	6,557
Adjustments:
Equity-based compensation	—	—	—	1,076
Bank-owned life insurance death benefit	(1,389)	—	(1,389)	—
Nonperforming asset management	51	27	253	131
Loss on sale of other real estate owned	47	15	68	31
Valuation adjustments of other real estate owned	1	54	26	74
Operations of other real estate owned	87	176	202	353
Adjustments	(1,203)	272	(840)	1,665
Pre–tax pre–provision earnings from adjusted operations	$4,657	$4,465	$9,621	$8,222

Pre–tax pre–provision earnings from adjusted operations to average total assets (1)	1.19%	1.11%	1.22%	1.03%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2018		2017
	IIQ	IQ	IVQ	IIIQ	IIQ
Pre–tax pre–provision earnings from adjusted operations
Income before income taxes	$5,837	$4,859	$5,693	$4,154	$4,144
Provision for (recovery of) loan losses	23	(258)	(72)	(225)	49
	5,860	4,601	5,621	3,929	4,193
Adjustments:
Bank-owned life insurance death benefit	(1,389)	—	—	—	—
Nonperforming asset management	51	202	125	84	27
Loss (gain) on sale of other real estate owned	47	21	(55)	69	15
Valuation adjustments of other real estate owned	1	25	32	227	54
Operations of other real estate owned	87	115	85	107	176
	(1,203)	363	187	487	272
Pre–tax pre–provision earnings from adjusted operations	$4,657	$4,964	$5,808	$4,416	$4,465

Pre–tax pre–provision earnings from adjusted operations to average total assets (1)	1.19%	1.26%	1.42%	1.09%	1.11%

(1)	Annualized